UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2013
___________

NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32421 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

1875 Explorer Street, Suite 1000 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant's telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

First Quarter 2013 Results. On May 2, 2013, NII Holdings, Inc. (the "Company") issued a press release announcing certain financial and operating results for the quarter ended March 31, 2013. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)
Appointment of Steven M. Shindler as Chief Executive Officer. Effective as of April 30, 2013, the Board of Directors (the “Board”) of the Company appointed Steven M. Shindler as Chief Executive Officer of the Company. Mr. Shindler has served as interim Chief Executive Officer of the Company since December 2012 and has been a director since 1997 and Chairman of the Board since 2002. Mr. Shindler, 50, previously served as the Company's Chief Executive Officer from 2000 until February 2008. Mr. Shindler also served as Executive Vice President and Chief Financial Officer of Nextel Communications from 1996 until 2000.

In addition, in connection with Mr. Shindler's appointment, the Board is currently considering whether to separate the positions of Chairman of the Board and Chief Executive Officer of the Company. Although the Board believes many factors are relevant to this decision and continues to consider these factors, the Board currently expects to separate the positions of Chairman and Chief Executive Officer and to appoint a non-executive Chairman in the near future. If the Board decides to separate the positions of Chairman and Chief Executive Officer and to appoint a non-executive Chairman of the Board, the Company will make public announcement of that appointment.
The information in item 5.02(e) below is incorporated by reference into this item 5.02(c). The Company's press release announcing the appointment is attached hereto as Exhibit 99.2.

(e)
Compensatory Arrangements with Steven M. Shindler. In connection with Mr. Shindler's appointment as Chief Executive Officer of the Company, the Company has entered into an Offer Letter (the “Offer Letter”) with Mr. Shindler, dated as of April 30, 2013. For his services as Chief Executive Officer of the Company, Mr. Shindler initially will be paid an annual base salary of $946,586 and will be eligible to earn an annual incentive bonus with an initial target amount of 130% of his annual base salary. In accordance with the Company's annual incentive plan, the actual bonus payment can range from a minimum of zero up to a maximum of 200% of the target bonus amount based upon the Company's performance relative to the performance targets, terms and objectives established by the Compensation Committee of the Board. Pursuant to the Offer Letter, Mr. Shindler will also be allowed to use the Company's corporate aircraft, when it is not otherwise in use for business purposes, to commute to his home up to two times per month. The Offer Letter supersedes and replaces the terms of the offer letter dated December 18, 2012 that currently governs Mr. Shindler's employment with the Company. A copy of the Offer Letter is filed as Exhibit 10.1 hereto and incorporated herein by reference.

In addition, in connection with its annual review of the equity compensation of the executive officers of the Company, on April 30, 2013 the Compensation Committee of the Board granted Mr. Shindler an award of performance-based restricted stock units (the “Performance Units”) under the Company's 2012 Incentive Compensation Plan (the “2012 Plan”) as described below.
Grant of Performance Units to Executive Officers. As described in the Company's definitive proxy statement for the Company's 2013 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 9, 2013, the Compensation Committee of the Board determined that a substantial portion of the Company's executive officers' 2013 long-term incentives will be in the form of Performance Units in order to provide an incentive to build stockholder value and provide the executive officers with significant award potential for achieving outstanding Company performance.

In connection with the Company's regularly scheduled grants of long-term incentive awards to our employees, on April 30, 2013, the Compensation Committee approved the following target grants of Performance Units under the terms of the Company's 2012 Plan to its named executive officers:

Named Executive Officer	Performance Units
Steven M. Shindler, Chief Executive Officer	114,942
Juan R. Figuereo, Executive Vice President, Chief Financial Officer	53,640
Gokul V. Hemmady, Executive Vice President, Chief Operations Officer	74,904
Peter Foyo, President, Nextel Mexico	30,648
Gary D. Begeman, Executive Vice President, General Counsel and Secretary	33,365

The number of target Performance Units granted is equal to the award value divided by the closing price of the Company's common stock on April 30, 2013. The Performance Units will vest at the end of the three-year performance period. The number of Performance Units that are earned at the time of vesting will range from 0% to 200% of the target number of Performance Units as determined by the Compensation Committee based on the Company's cumulative performance relative to specified performance measures established by the Compensation Committee at the time the Performance Units were granted. At the time of vesting, the Performance Units will be settled in cash or shares of the Company's common stock.

The description of the Performance Units contained herein is a summary and is qualified in its entirety by reference to the form of performance share unit agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Offer Letter dated April 30, 2013 from NII Holdings, Inc. to Steven M. Shindler
10.2	Form of Performance Share Unit Agreement
99.1	Earnings Release for the period ended March 31, 2013 dated May 2, 2013
99.2	Press Release regarding Appointment of Steven M. Shindler dated May 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
(Registrant)

Dated: May 2, 2013	By: /s/ SHANA C. SMITH
Shana C. Smith
Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Offer Letter dated April 30, 2013 from NII Holdings, Inc. to Steven M. Shindler
10.2	Form of Performance Share Unit Agreement
99.1	Earnings Release for the period ended March 31, 2013 dated May 2, 2013
99.2	Press Release regarding Appointment of Steven M. Shindler dated May 2, 2013